Exhibit 99.1

Investor Relations Contact: Brian Norris EnerNOC, Inc. +1.617.532.8104 bnorris@enernoc.com	Media and Analyst Contact: Robin Deliso EnerNOC, Inc. +1.617.692.2601 rdeliso@enernoc.com

EnerNOC Reports Record Results for Third Quarter of 2013

– Company Posts Record Revenue of $278.5 Million, Up 56% Year-Over-Year –

– Company Posts Record Adjusted EBITDA of $123.2 Million, Up 78% Year-Over-Year –

– Company Raises Midpoint of Guidance for Revenue, Adjusted EBITDA and Earnings –

Boston, Massachusetts – November 7, 2013 — EnerNOC, Inc. (Nasdaq: ENOC), a leading provider of energy intelligence software, today announced record results for the third quarter of 2013 and raised the midpoint of its full year guidance.

Summary Financial Results

In Thousands, Except Per Share Amounts	Q3 2013	Q3 2012	% Change	Q3 YTD 2013	Q3 YTD 2012	% Change
Revenue	$278,473	$177,947	56.5%	$347,476	$235,670	47.4%
Net Income
GAAP	$106,857	$60,348	77.1%	$41,969	$3,499	1,099.5%
Non-GAAP[1]	$112,381	$65,497	71.6%	$59,061	$18,955	211.6%
Diluted Net Income Per Share
GAAP	$3.70	$2.21	67.4%	$1.47	$0.13	1,030.8%
Non-GAAP[1]	$3.90	$2.40	62.5%	$2.06	$0.70	194.3%
Cash Flow From Operations	$21,295	$8,625	146.9%	$33,459	$12,866	160.1%
Free Cash Flow[1]	$15,556	$6,007	159.0%	$534	$1,114	(52.1%)
Adjusted EBITDA[1]	$123,235	$69,080	78.4%	$82,341	$32,345	154.6%

[1]	Refer to “Statement of Use of Non-GAAP Measures” for non-GAAP definitions and refer to the financial schedules attached to this press release for a reconciliation of non-GAAP financial measures to the most directly comparable GAAP financial measures.

“We are excited to be reporting record third quarter results highlighted by strong growth in both revenues and earnings,” said Tim Healy, Chairman and Chief Executive Officer of EnerNOC, Inc. “Based on the overall strength of the business and the confidence we have in our outlook, we are pleased to be raising the midpoint of our full year guidance. We are focused on delivering the best year in the Company’s history and extending our leadership position in the rapidly growing market for energy intelligence software and solutions.”

Recent Operational Highlights

•	The Company launched new products and features that strengthen the connection between energy usage and spend. This includes an interactive payments feature in the Company’s DemandSMART application that enables customers to view their demand response payments, providing visibility into the financial impact of an organization’s participation in demand response initiatives. The Company also introduced new utility bill management functionality that aggregates the enterprise customer’s true spend on energy.

•	The Company entered into a new agreement with Eastern Australian distribution operator Ausgrid to administer its demand response program. EnerNOC will administer the Ausgrid Dynamic Peak Rebate Program to Ausgrid’s commercial, institutional, and industrial customers. This is an expansion of a pilot program launched in 2012.

•	The Company was issued a patent by the United States Patent and Trademark Office. Patent No. 8,457,803, entitled “Apparatus and Method for Demand Coordination Network,” focuses on the technology, tools, and processes the Company uses to dynamically and reliably deploy demand response resources where and when they are needed.

•	The Company achieved its most recent certification by the OpenADR Alliance for compliance with the OpenADR 2.0 Profile B specification, making EnerNOC one of the first companies in the OpenADR Alliance to announce a 2.0B-compliant product. Profile B is designed for high-end embedded devices that support a wide range of demand response services and markets, and this certification confirms EnerNOC’s ability to seamlessly integrate with demand response programs in new and existing markets that require standards compliance.

Company Issues Fourth Quarter Guidance and Raises Midpoint of Full Year Guidance

The Company today issued guidance for the fourth quarter of 2013 and raised the midpoint of its full year guidance. The Company’s guidance is based on the current indications for its business, which may change at any time. A reconciliation of the Company’s expected GAAP to non-GAAP business outlook, and a statement as to the use of non-GAAP financial measures, is included at the end of this press release.

Guidance for Quarter Ending December 31, 2013
Estimate	Issued on November 7, 2013
Total Revenue (in millions)	$32.5-$37.5
GAAP Loss Per Share	($0.75)-($0.67)
Non-GAAP Loss Per Share[1]	($0.54)-($0.46)
Adjusted EBITDA[1] (in millions)	($12.3)-($9.3)

Guidance for Year Ending December 31, 2013
Estimate	Issued on August 6, 2013	Issued on November 7, 2013
Total Revenue (in millions)	$360.0-$400.0	$380.0-$385.0
GAAP Earnings Per Diluted Share	$0.60-$0.85	$0.72-$0.80
Non-GAAP Earnings Per Diluted Share[1]	$1.39-$1.71	$1.51-$1.59
Adjusted EBITDA[1] (in millions)	$62.0-$77.0	$70.0-$73.0

[1]	Refer to “Statement of Use of Non-GAAP Measures” for non-GAAP definitions and refer to the financial schedules attached to this press release for a reconciliation of non-GAAP financial measures to the most directly comparable GAAP financial measures.

Company to Host Live Conference Call and Webcast

The Company’s management team plans to host a live conference call and webcast at 5:00 p.m. eastern time today to discuss the financial results as well as management’s outlook for the business. The conference call may be accessed in the United States by dialing 1.800.230.1085 and using access code “ENOC”. The conference call may be accessed outside of the United States by dialing +1.612.234.9959 and using access code “ENOC”. The conference call will be simultaneously webcast on the Company’s investor relations website, which can be accessed at http://investor.enernoc.com. A replay of the conference call will be available approximately two hours after the call by dialing 1.800.475.6701 or +1.320.365.3844 and using access code 304424 or by accessing the webcast replay on the Company’s investor relations website.

About EnerNOC

EnerNOC (NASDAQ: ENOC) is a leading provider of energy intelligence software and related solutions. EnerNOC unlocks the full value of energy management for utility and commercial, institutional, and industrial (C&I) customers by delivering a comprehensive suite of demand-side management services that reduce real-time demand for electricity, increase energy efficiency, improve energy supply transparency in competitive markets, and mitigate emissions. EnerNOC’s Utility Solutions™ offerings, which include both implementation and consulting services, are helping hundreds of utilities and grid operators worldwide meet their demand-side management objectives. EnerNOC serves thousands of commercial, institutional, and industrial customers worldwide through a suite of energy management applications including: DemandSMART™, comprehensive demand response; EfficiencySMART™, continuous energy savings; and SupplySMART™, energy price and risk management. EnerNOC’s Network Operations Center (NOC) offers 24x7x365 customer support. For more information, visit www.enernoc.com.

EnerNOC, Inc. Safe Harbor Statement

Statements in this press release regarding management’s future expectations, beliefs, intentions, goals, strategies, plans or prospects, including, without limitation, statements relating to the Company’s future financial performance on both a GAAP and non-GAAP basis and the future growth and success of the Company’s energy intelligence software and related solutions, may constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 and other federal securities laws. Forward-looking statements can be identified by terminology such as “anticipate,” “believe,” “could,” “could increase the likelihood,” “estimate,” “expect,” “intend,” “is planned,” “may,” “should,” “will,” “will enable,” “would be expected,” “look forward,” “may provide,” “would” or similar terms, variations of such terms or the negative of those terms. Such forward-looking statements involve known and unknown risks, uncertainties and other factors including those risks, uncertainties and factors referred to under the section “Risk Factors” in EnerNOC’s most recent Annual Report on Form 10-K and subsequent Quarterly Reports on Form 10-Q, as well as other documents that may be filed by EnerNOC from time to time with the Securities and Exchange Commission. As a result of such risks, uncertainties and factors, the Company’s actual results may differ materially from any future results, performance or achievements discussed in or implied by the forward-looking statements contained herein. EnerNOC is providing the information in this press release as of this date and assumes no obligations to update the information included in this press release or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

EnerNOC, Inc.

Condensed Consolidated Statements of Income

(in thousands, except share and per share data)

(unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2013	2012	2013	2012
Revenues:
DemandSMART	$267,479	$169,658	$318,553	$213,586
EfficiencySMART, SupplySMART and other	10,994	8,289	28,923	22,084

Total revenues	278,473	177,947	347,476	235,670
Cost of revenues	126,072	82,947	172,142	126,437

Gross profit	152,401	95,000	175,334	109,233
Operating expenses:
Selling and marketing	15,761	13,424	50,444	41,342
General and administrative	19,746	18,351	60,872	52,880
Research and development	4,535	3,914	14,125	11,536

Total operating expenses	40,042	35,689	125,441	105,758

Income from operations	112,359	59,311	49,893	3,475
Other income (expense), net	233	619	(884)	1,316
Interest expense	(451)	(300)	(1,212)	(1,197)

Income before income tax	112,141	59,630	47,797	3,594
(Provision for) benefit from income tax	(5,284)	718	(5,828)	(95)

Net income	$106,857	$60,348	$41,969	$3,499

Net income per common share
Basic	$3.83	$2.26	$1.52	$0.13

Diluted	$3.70	$2.21	$1.47	$0.13

Weighted average number of common shares used in computing net income per common share
Basic	27,920,409	26,653,252	27,693,054	26,470,634

Diluted	28,843,010	27,325,949	28,616,552	27,069,569

EnerNOC, Inc.

Condensed Consolidated Balance Sheets

(in thousands, except par value and share data)

(unaudited)

	September 30, 2013	December 31, 2012
ASSETS
Current assets:
Cash and cash equivalents	$111,230	$115,041
Trade accounts receivable, net	61,518	35,208
Unbilled revenue	118,583	45,269
Capitalized incremental direct customer contract costs	3,513	10,226
Prepaid expenses, deposits and other current assets	8,726	6,945

Total current assets	303,570	212,689

Property and equipment, net	50,062	32,592
Goodwill and intangible assets, net	97,742	105,129
Capitalized incremental direct customer contract costs	2,213	3,929
Deposits and other assets	1,483	826

Total assets	$455,070	$355,165

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$1,709	$3,976
Accrued capacity payments	96,507	49,258
Accrued payroll and related expenses	11,675	13,044
Accrued expenses and other current liabilities	13,653	9,663
Deferred revenue	17,235	20,063

Total current liabilities	140,779	96,004

Deferred tax liability	6,379	4,222
Deferred revenue	7,563	11,837
Other liabilities	9,991	3,080

Total long-term liabilities	23,933	19,139

Stockholders’ equity:
Common stock, $0.001 par value; 50,000,000 shares authorized, 30,013,822 and 29,019,923 shares issued and outstanding at September 30, 2013 and December 31, 2012, respectively	30	29
Additional paid-in capital	353,490	344,137
Accumulated other comprehensive loss	(1,689)	(702)
Accumulated deficit	(61,473)	(103,442)

Total stockholders’ equity	290,358	240,022

Total liabilities and stockholders’ equity	$455,070	$355,165

EnerNOC, Inc.

Condensed Consolidated Statements of Cash Flow Data

(in thousands)

(unaudited)

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2013	2012	2013	2012
Cash provided by operating activities	$21,295	$8,625	$33,459	$12,866
Cash (used in) provided by investing activities	(8,450)	5,009	(33,803)	(7,147)
Cash (used in) provided by financing activities	(3,423)	76	(2,632)	141
Effects of exchange rate changes on cash and cash equivalents	232	44	(835)	11

Net change in cash and cash equivalents	$9,654	$13,754	$(3,811)	$5,871
Cash and cash equivalents at beginning of period	$101,576	$79,414	$115,041	$87,297

Cash and cash equivalents at end of period	$111,230	$93,168	$111,230	$93,168

EnerNOC, Inc.

Statement on Use of Non-GAAP Financial Measures

To supplement the Company’s consolidated financial statements presented on a GAAP basis, the Company discloses certain non-GAAP measures that exclude certain amounts, including non-GAAP net income (loss), non-GAAP net income (loss) per share, adjusted EBITDA and free cash flow. These non-GAAP measures are not in accordance with, or an alternative for, generally accepted accounting principles in the United States.

The GAAP measure most comparable to non-GAAP net income (loss) is GAAP net income (loss); the GAAP measure most comparable to non-GAAP net income (loss) per share is GAAP net income (loss) per share; the GAAP measure most comparable to adjusted EBITDA is GAAP net income; and the GAAP measure most comparable to free cash flow is cash flows provided by operating activities. Reconciliations of each of these non-GAAP financial measures to the corresponding GAAP measures are included below.

Management uses these non-GAAP measures when evaluating the Company’s operating performance and for internal planning and forecasting purposes. Management believes that such measures help indicate underlying trends in the business, are important in comparing current results with prior period results, and are useful to investors and financial analysts in assessing the Company’s operating performance. For example, management considers non-GAAP net income (loss) to be an important indicator of the overall performance because it eliminates the effects of events that are either not part of the Company’s core operations or are non-cash compensation expenses. In addition, management considers adjusted EBITDA to be an important indicator of the Company’s operational strength and performance of the business and a good measure of the Company’s historical operating trend. Moreover, management considers free cash flow to be an indicator of the Company’s operating trend and performance of the business.

The following is an explanation of the non-GAAP measures that management utilizes, including the adjustments that management excluded as part of the non-GAAP measures for the three and nine month periods ended September 30, 2013 and 2012, respectively, as well as reasons for excluding these individual items:

•	Management defines non-GAAP net income (loss) as net income (loss) before expenses related to stock-based compensation and amortization expenses related to acquisition-related intangible assets, net of related tax effects.

•	Management defines adjusted EBITDA as net income (loss), excluding depreciation, amortization, stock-based compensation, interest, income taxes and other income (expense). Adjusted EBITDA eliminates items that are either not part of the Company’s core operations or do not require a cash outlay, such as stock-based compensation. Adjusted EBITDA also excludes depreciation and amortization expense, which is based on management’s estimate of the useful life of tangible and intangible assets. These estimates could vary from actual performance of the asset, are based on historical cost incurred to build out the Company’s deployed network and may not be indicative of current or future capital expenditures.

•	Management defines free cash flow as net cash provided by (used in) operating activities less capital expenditures. Management defines capital expenditures as purchases of property and equipment, which includes capitalization of internal-use software development costs.

Non-GAAP net income (loss), non-GAAP net income (loss) per share, adjusted EBITDA and free cash flow may have limitations as analytical tools. The non-GAAP financial information presented here should be considered in conjunction with, and not as a substitute for or superior to the financial information presented in accordance with GAAP and should not be considered measures of the Company’s liquidity. There are significant limitations associated with the use of non-GAAP financial measures. Further, these measures may differ from the non-GAAP information, even where similarly titled, used by other companies and therefore should not be used to compare the Company’s performance to that of other companies.

EnerNOC, Inc.

Reconciliation Of Non-GAAP Measures To Nearest GAAP Measures

Reconciliation of Non-GAAP Net Income And Net Income Per Share

(in thousands, except share and per share data)

(Unaudited)

	Three Months Ended September 30,
	2013	2012
GAAP net income	$106,857	$60,348
ADD: Stock-based compensation (1)	3,821	3,341
ADD: Amortization expense of acquired intangible assets (1)	1,703	1,808

Non-GAAP net income	$112,381	$65,497

GAAP net income per diluted share	$3.70	$2.21
ADD: Stock-based compensation (1)	0.14	0.12
ADD: Amortization expense of acquired intangible assets (1)	0.06	0.07

Non-GAAP net income per diluted share	$3.90	$2.40

Weighted average number of diluted common shares outstanding	28,843,010	27,325,949

	Nine Months Ended September 30,
	2013	2012
GAAP net income	$41,969	$3,499
ADD: Stock-based compensation (1)	11,832	10,018
ADD: Amortization expense of acquired intangible assets (1)	5,260	5,438

Non-GAAP net income	$59,061	$18,955

GAAP net income per diluted share	$1.47	$0.13
ADD: Stock-based compensation (1)	0.41	0.37
ADD: Amortization expense of acquired intangible assets (1)	0.18	0.20

Non-GAAP net income per diluted share	$2.06	$0.70

Weighted average number of diluted common shares outstanding	28,616,552	27,069,569

(1)	The non-GAAP adjustments would have no impact on the provision for income taxes recorded during the three or nine months ended September 30, 2013 and 2012, respectively.

EnerNOC, Inc.

Reconciliation of Adjusted EBITDA

(in thousands)

(unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2013	2012	2013	2012
Net income	$106,857	$60,348	$41,969	$3,499
Add back:
Depreciation and amortization	7,055	6,428	20,616	18,852
Stock-based compensation expense	3,821	3,341	11,832	10,018
Other (income) expense, net	(233)	(619)	884	(1,316)
Interest expense	451	300	1,212	1,197
Provision for (benefit from) income tax	5,284	(718)	5,828	95

Adjusted EBITDA	$123,235	$69,080	$82,341	$32,345

EnerNOC, Inc.

Reconciliation of Free Cash Flow

(in thousands)

(unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2013	2012	2013	2012
Net cash provided by operating activities	$21,295	$8,625	$33,459	$12,866
Subtract:
Purchases of property and equipment	(5,739)	(2,618)	(32,925)	(11,752)

Free cash flow	$15,556	$6,007	$534	$1,114

Non-GAAP Financial Guidance

This press release also includes estimates of future non-GAAP net income (loss) and net income (loss) per diluted share. A reconciliation of these amounts to the nearest expected GAAP results is presented below:

	Three Months Ending				Twelve Months Ending
	December 31, 2013				December 31, 2013
			Per Diluted Share				Per Diluted Share
In Millions, Except Per Share Amounts	Low	High	Low	High	Low	High	Low	High
Projected GAAP Net Income (Loss)	($21.0)	($18.7)	($0.75)	($0.67)	$21.0	$23.3	$0.72	$0.80

Adjustments:
Stock-based compensation	$4.0	$4.0	$0.14	$0.14	$15.8	$15.8	$0.55	$0.55
Amortization expense of acquired intangible assets	$1.8	$1.8	$0.07	$0.07	$7.1	$7.1	$0.24	$0.24

Projected Non-GAAP Net Income (Loss)	($15.2)	($12.9)	($0.54)	($0.46)	$43.9	$46.2	$1.51	$1.59

Adjustments:
Depreciation	$5.5	$5.5	$0.20	$0.20	$20.8	$20.8	$0.72	$0.72
Interest and other expense, net	$0.1	$0.5	$0.00	$0.02	$2.1	$2.6	$0.07	$0.09
Provision for income taxes	($2.7)	($2.4)	($0.10)	($0.09)	$3.2	$3.4	$0.11	$0.12

Adjusted EBITDA	($12.3)	($9.3)	($0.44)	($0.33)	$70.0	$73.0	$2.41	$2.52

Weighted Average Number of Common Shares Outstanding-Diluted	28.0	28.0			29.0	29.0

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